Exhibit 99.1(e)
     Option Deed

MLC Centre Martin Place Sydney NSW 2000 Australia	Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
GPO Box 4227 Sydney NSW 2001 Australia	www.freehills.com DX 361 Sydney
Sydney Melbourne Perth Brisbane Singapore	Correspondent offices in Hanoi Ho Chi Minh City Jakarta

Contents

	Table of contents

	The deed		1

	Operative part		2

1	Definitions and interpretation		2
	1.1	Agreement components	2
	1.2	Definitions	2
	1.3	Interpretation	4
	1.4	Business Day	5
	1.5	Inclusive expressions	5

2	Call Option		6
	2.1	Call Option	6
	2.2	Exercise of the Call Option	6
	2.3	Parties bound	6
	2.4	Lapse of Call Option	6

3	Sale and purchase of Option Shares		7
	3.1	Terms of Sale	7
	3.2	Completion	7

4	Dealing in Option Shares		7

5	Voting		8

6	Warranties		8
	6.1	Grantor warranties	8
	6.2	Grantor undertaking	9
	6.3	Coeur warranties	10
	6.4	Survival of warranties	10
	6.5	Reliance	10
	6.6	Indemnity	10

7	Termination		10

8	Duties, costs and expenses		11
	8.1	Stamp duty	11
	8.2	Costs and expenses	11

9	Confidentiality and announcements		11
	9.1	Confidentiality	11
	9.2	Extent of obligation	12

Contents 1

Contents

10	Notices		12
	10.1	How and where Notices may be sent	12
	10.2	When Notices are taken to have been given and received	12

11	General		13
	11.1	Governing law and jurisdiction	13
	11.2	Invalidity and enforceability	13
	11.3	Waiver	13
	11.4	Variation	13
	11.5	Assignment of rights	13
	11.6	Further action to be taken at each party’s own expense	13
	11.7	Entire agreement	14
	11.8	No reliance	14
	11.9	Damages	14
	11.10	Counterparts	14
	Option Notice		15

	Notice details		16

	Signing page		17

Contents 2

The deed
Deed
Date May 2007

Between the parties

Grantor	Promin Mining Services Pty Limited ACN 000 162 747 of 30 Thompson Street Mosman NSW 2088

Coeur	Coeur d’ Alene Mines Corporation of 505 Front Ave, Coeur d’Alene, Idaho 83814

Background	1 The Grantor is the legal and beneficial owner of the Option Shares.

2 The Company intends to propose the Scheme pursuant to which Coeur Australia will acquire all the ordinary shares in the Company.

3 The Grantor has agreed to grant the Call Option to Coeur on the terms and conditions set out in this deed.

4   The Grantor and Coeur intend that the Grantor will be able to vote the Option Shares at the Scheme and receive the benefits under the Scheme which are received by other shareholders of the Company and will not suffer any detriment compared to the benefits received by other shareholders of the Company under the Scheme.

This deed witnesses	that in consideration of the Option Fee paid by Coeur and, among other things, the mutual promises contained in this deed, the parties agree as set out in the Operative part of this deed.

Operative part
1	Definitions and interpretation

1.1	Agreement components

This agreement includes any schedules.

1.2	Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning
1933 Act	United States Securities Act of 1933, as amended.

ASX	ASX Limited (ACN 008 624 691).

Break Fee	has the same meaning as in the Merger Implementation Agreement.

Business Day	a day on which banks are open for business in Sydney excluding a Saturday, Sunday or public holiday and any other day that ASX declares is not a business day.

Call Option	the option to purchase the Option Shares in the Company granted by the Grantor in favour of Coeur under clause 2.

Coeur Australia	Coeur d’Alene Mines Australia Pty Ltd (ACN 125 204 775), a wholly owned indirect subsidiary of Coeur.

Coeur Share	a share of common stock of Coeur, par value US $1.00 per share.

Company	Bolnisi Gold NL (ACN 008 587 086).

Completion	completion of the transfer of the Option Shares under clause 3.2 of this deed to Coeur or its Nominee.

1 Definitions and interpretation

Term	Meaning
Completion Date	the day which is 10 Business Days after the Option Notice is given.

Encumbrance	an interest or power:

1 reserved in or over an interest in any asset including but not limited to, any retention of title; or

2 created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to, any agreement to grant or create any of the above.

Exercise Price	0.682 Coeur Shares and $0.004.

the period commencing on the earlier of :

(a) the date 6 months after the date of this deed; and

Exercise Period	(b) the date on which it becomes likely that the Scheme will not become effective by the date six months from the date of this deed and ending on the Expiry Date.

The earlier of:

Expiry Date	(a) the date 7 months from the date of this deed; and

(b) the date of the implementation of the Scheme.

Government Agency	any government or governmental, administrative, monetary, fiscal or judicial body, department, commission, authority, tribunal, agency or entity in any part of the world.

Loss	any loss, liability, damage, cost, charge and expense

Merger Implementation Agreement	the implementation agreement dated 3 May 2007 between the Company and Coeur relating to the implementation of the Scheme.

Nominee	any party nominated by Coeur as purchaser of the Option Shares under clause 2.2(d).

1 Definitions and interpretation

Term	Meaning
Option Fee	the sum of $10.00 paid by Coeur to the Grantor.

Option Notice	a notice from Coeur to the Grantor substantially in the form set out in Schedule 1.

Option Shares	5,000,000 fully paid ordinary issued shares in the capital of the Company over which the Grantor has granted the Call Option.

Rights	all accretions, rights or benefits of whatever kind attaching or arising from the Option Shares directly or indirectly (including, but not limited to, voting rights, all dividends and all rights to receive them or rights to receive or subscribe for shares, notes, bonds, options or other securities declared, paid or issued by the Company or any of its subsidiaries).

Scheme	the proposed scheme of arrangement between the Company and its ordinary shareholders pursuant to which Coeur Australia will acquire all of the ordinary shares in the Company under the terms of the Merger Implementation Agreement.

1.3	Interpretation

In this deed:

(a)	Headings and bold type are for convenience only and do not affect the interpretation of this deed.

(b)	The singular includes the plural and the plural includes the singular.

(c)	Words of any gender include all genders.

(d)	Other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning.

(e)	An expression importing a person includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency as well as an individual.

(f)	A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this deed and a reference to this deed includes any schedule, attachment and exhibit.

(g)	A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or reenactments of any of them.

(h)	A reference to a document includes all amendments or supplements to, or replacements or novations of, that document.

1 Definitions and interpretation
(i)	A reference to a party to a document includes that party’s successors and permitted assignees.

(j)	A promise on the part of 2 or more persons binds them jointly and severally.

(k)	A reference to an agreement other than this deed includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing.

(l)	A reference to liquidation or insolvency includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, windingup, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

(m)	No provision of this deed will be construed adversely to a party because that party was responsible for the preparation of this deed or that provision.

(n)	A reference to a body, other than a party to this deed (including an institute, association or authority), whether statutory or not:
(1)	which ceases to exist; or

(2)	whose powers or functions are transferred to another body,
is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

(o)	A reference to any thing (including, but not limited to, any right) includes a part of that thing but nothing in this clause (o) implies that performance of part of an obligation constitutes performance of the obligation.

(p)	If an act prescribed under this agreement to be done by a party on or by a given day is done after 5.00pm on that day, it is taken to be done on the next day.

(q)	If a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day.

(r)	A reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later.

(s)	A reference to time is a reference to New South Wales Eastern Standard time.

(t)	A reference to “$” or “dollar” is to Australian currency.

1.4	Business Day

Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day.

1.5	Inclusive expressions

Specifying anything in this deed after the words ‘including’, ‘includes’ or ‘for example’ or similar expressions does not limit what else is included.

2 Call Option
2	Call Option

2.1	Call Option

(a)	In consideration of the payment of the Option Fee, the Grantor irrevocably grants the Call Option to Coeur.

(b)	The Grantor acknowledges receipt of the Option Fee.

(c)	If Coeur exercises the Call Option then the Grantor must transfer all of the Option Shares to Coeur or the Nominee on the terms of this deed.

(d)	The Call Option confers on Coeur the right but not the obligation to give the Grantor the Option Notice.

2.2	Exercise of the Call Option

(a)	Coeur may only exercise the Call Option by delivering to the Grantor at any time within the Exercise Period a completed and executed Option Notice.

(b)	An Option Notice is irrevocable once given.

(c)	Coeur may exercise the Call Option only once in respect of all of the Option Shares.

(d)	Coeur may exercise the Call Option and create a contract for the sale and purchase of the Option Shares between the Grantor and:
(1)	itself; or

(2)	by duly completing the relevant part of the Option Notice, a Nominee.
2.3	Parties bound

(a)	If Coeur delivers an Option Notice under clause 2.2 then Coeur or the Nominee (as applicable), as buyer, and the Grantor, as seller, are immediately bound under a contract for the sale and purchase on the Completion Date of the Option Shares.

(b)	If the Nominee at any time fails or is unable to fulfil its obligations as transferee in respect of the purchase of any Option Share, then Coeur must immediately perform the obligations of the Nominee.

2.4	Lapse of Call Option

The Call Option automatically lapses on the Expiry Date.

3 Sale and purchase of Option Shares
3	Sale and purchase of Option Shares

3.1	Terms of Sale

If Coeur exercises the Call Option under clause 2.2 then:

(a)	Completion of the sale and purchase of the Option Shares must occur on the Completion Date at the time and place (being a place in Sydney, Australia) specified in the Option Notice or any other time and place that the Grantor and Coeur may agree;

(b)	the price for each Option Share is the Exercise Price; and

(c)	the Option Shares must be sold together with all Rights attaching to them at the time of Completion free and clear from all Encumbrances and other third party rights.

3.2	Completion

(a)	On Completion:
(1)	(transfers) the Grantor must do all acts and things and execute and deliver to Coeur all documents (including documents which constitute a sufficient transfer of the Option Shares under Part 7.11 of the Corporations Act 2001 (Cth) and the Corporations Regulations 2001 (Cth)) as required to register and make Coeur or its nominee the legal and beneficial owner of the Option Shares; and

(2)	(Exercise Price) Coeur must pay the Exercise Price in respect of each Option Share to the Grantor by bank cheque or an electronic funds transfer into an account nominated by the Grantor.
(b)	Subject to Coeur complying with clause 3.2(a)(2), the Grantor grants to Coeur a power of attorney to exercise all documents and take any actions on Coeur’s behalf which are necessary to give effect to the transfer of the Option Shares.

4	Dealing in Option Shares

The Grantor agrees that it will not on or before 5.00pm on the Expiry Date:

(a)	deal with, sell or otherwise part with possession of any Option Share; or

(b)	attempt to do anything listed in clause 4(a) in respect of any Option Share,

other than in accordance with this deed or with the prior written consent of Coeur. For the avoidance of doubt, this clause 4 does not restrict the ability of the Grantor to:
(1)	exercise the voting rights attaching to the Option Shares prior to the exercise by Coeur of the Call Option; or

(2)	permit or suffer to exist an Encumbrance in respect of the Option Shares before the Completion Date.

5 Voting
5	Voting

The parties agree that nothing in this deed restricts the ability of the Grantor to exercise the votes attaching to the Option Shares in the Grantor’s discretion before the Call Option is exercised.

6	Warranties

6.1	Grantor warranties

The Grantor warrants that:

(a)	(Registration) if it is a corporation, it is a corporation registered (or taken to be registered) and validly existing under the Corporations Act.

(b)	(Incorporation) if it is a corporation, it is validly incorporated, organised and subsisting in accordance with the laws of its place of incorporation.

(c)	(Power and capacity) it has full power and capacity to enter into and perform his obligations under this deed.

(d)	(Corporate Authorisations) all necessary authorisations for the execution, delivery and performance by the Grantor of this deed in accordance with its terms have been obtained or will be obtained prior to Completion.

(e)	(No legal impediment) the execution, delivery and performance of this deed:
(1)	complies with its constitution or other constituent documents (as applicable); and

(2)	does not constitute a breach of any law by which it is bound and which would prevent it from entering into and performing its obligations under this deed.
(f)	(Solvency):
(1)	it has not gone, or proposed to go, into liquidation;

(2)	it has not passed a windingup resolution or commenced steps for windingup or dissolution;

(3)	it has not received a deregistration notice under section 601AB of the Corporations Act or applied for deregistration under section 601AA of the Corporations Act;

(4)	it has not been presented or threatened with a petition or other process for windingup or dissolution and, so far as the Grantor is aware, there are no circumstances justifying a petition or other process;

(5)	no receiver, receiver and manager, judicial manager, liquidator, administrator, official manager has been appointed, or is threatened or expected to be appointed, over the whole or a substantial part of the undertaking or property of the Grantor, and, so far as the Grantor are aware, there are no circumstances justifying such an appointment; or

6 Warranties
(6)	it has not entered into, or taken steps or proposed to enter into, any arrangement, compromise or composition with or assignment of the benefit of its creditors or class of them.
(g)	(Ownership) it is the legal and beneficial owner of the Option Shares.

(h)	(Option Shares validly issued and fully paid) the Option Shares have been validly issued, are fully paid and no money is owing to the Company in respect of them.

(i)	(Legal Advice) it has received legal advice about the effect of this deed or has had an adequate and reasonable opportunity to seek and receive legal advice about the effect of this deed.

(j)	(Coeur Shares) it is not a US person and understands that the Coeur Shares are being issued to it in an offshore transaction pursuant to Regulation S of the 1933 Act.

(k)	(Resale) it understands that the Coeur Shares are being offered in transactions not involving any public offering in the United States within the meaning of the 1933 Act, that the Coeur Shares have not been and will not be registered under the 1933 Act or any securities laws and that:
(1)	if in the future it decides to offer, resell, pledge or otherwise transfer any of the Coeur Shares, such Coeur Shares may be offered, resold, pledged or otherwise transferred only:
(A)	to Coeur;

(B)	pursuant to an effective registration statement under the 1933 Act;

(C)	outside the United States in compliance with Rule 904 under the 1933 Act; or

(D)	pursuant to the exemption from registration provided by Rule 144 under the 1933 Act (if available) or any other available exemption from registration under the 1933 Act; and
(2)	it will, and each subsequent holder is required to, notify any subsequent purchaser of Coeur Shares from it of the resale restrictions referred to in (g)(1) above;
(l)	(Transfer Agent) it understands that the transfer agent for the Coeur Shares will, until the expiration of the applicable holding period with respect to the Coeur Shares set forth in Rule 144(k) of the 1933 Act, unless otherwise agreed by Coeur and the holder thereof, be instructed to transfer the Coeur Shares only in accordance with the provisions of Section 6.1(g); and

(m)	(Ownership) on Completion Coeur or its nominee will acquire the full legal and beneficial ownership of the Option Shares, subject to registration of Coeur or its nominee in the register of shareholders of the Company.

6.2	Grantor undertaking

The Grantor undertakes that on the Completion Date, the Option Shares:
(1)	will be free and clear of all Encumbrances; and

7 Termination
(2)	will be able to be sold and transferred free of any competing rights, including pre-emptive rights or rights of first refusal.
6.3	Coeur warranties

Coeur warrants in respect of itself and any Nominee that:

(a)	(Power and capacity) it has full power and capacity to enter into and perform its obligations under this deed.

(b)	(Corporate Authorisations) all necessary authorisations for the execution, delivery and performance by Coeur and any Nominee of this deed in accordance with its terms have been obtained.

(c)	(No legal impediment) the execution, delivery and performance of this deed:
(1)	complies with its constitution or other constituent documents (as applicable); and

(2)	does not constitute a breach of any law or obligation, or cause or result in a default under any agreement, or Encumbrance, by which it is bound and which would prevent it from entering into and performing its obligations under this deed.
6.4	Survival of warranties

The warranties given in this clause 6:

(a)	survive the execution of this deed; and

(b)	are regarded as repeated at Completion with regard to the facts and circumstances then subsisting.

6.5	Reliance

Each party acknowledges that the other party has entered into this deed and agreed to take part in the transactions that it contemplates in reliance on the warranties made or repeated in this clause.

6.6	Indemnity

Each party indemnifies the other party against any Loss suffered or incurred as a result of its breach of this deed.

7	Termination

(a)	This deed automatically terminates without any liability to either party if:
(1)	any of the conditions precedent in clauses 3.1(c), 3.1(g), 3.1(i), 3.1(k), 3.1(m) or 3.1(o) of the Merger Implementation Agreement have not been satisfied or waived, provided that the cause of the relevant condition not being satisfied was

8 Duties, costs and expenses
not that the Scheme did not proceed due to material breach of the Merger Implementation Agreement by Bolnisi;

(2)	clause 12 of the Merger Implementation Agreement has been breached by Coeur ; or

(3)	the Call Option lapses under clause 2.4.
(b)	On termination:
(1)	this agreement will become void and have no effect (without prejudice to accrued rights of the parties already existing under this deed) other than the provisions of clause 9 which will remain in force after termination;

(2)	the Call Option will not be able to be exercised; and

(3)	the Grantor is absolutely entitled to retain the Option Fee.
8	Duties, costs and expenses

8.1	Stamp duty

(a)	Coeur must pay the stamp duty in respect of the execution, delivery and performance of:
(1)	this deed; and

(2)	any agreement or document entered into or signed under this deed.
(b)	Coeur must pay any fine, penalty or other cost in respect of a failure to pay any stamp duty except to the extent that the fine, penalty or other cost is caused by an act or default on the part of the Grantor.

(c)	Coeur indemnifies the Grantor against any amount payable under clause 8.1(a) or clause 8.1(b) or both.

8.2	Costs and expenses

Each party must pay its own costs and expenses in relation to the negotiation, preparation, execution and delivery of this deed.

9	Confidentiality and announcements

9.1	Confidentiality

Each party (recipient) must keep secret and confidential, and must not divulge or disclose any information relating to another party or its business (which is disclosed to the recipient by the other party, its representatives or advisers), this deed or the terms of the Call Option other than to the extent that:

10 Notices
(a)	the recipient is required to disclose the information by applicable law or the rules of any recognised stock exchange on which its shares or the shares of any of its related bodies corporate are listed or proposed to be listed, provided that the recipient has to the extent possible having regard to the required timing of the disclosure consulted with the provider of the information as to the form and content of the disclosure;

(b)	the disclosure is made by the recipient to its financiers or lawyers, accountants, investment bankers, consultants or other professional advisers to the extent necessary to enable the recipient to properly perform its obligations under this deed or to conduct their business generally, in which case the recipient must ensure that such persons keep the information secret and confidential and do not divulge or disclose the information to any other person; or

(c)	the party to whom the information relates has consented in writing before the disclosure.

9.2	Extent of obligation

Each recipient must ensure that its directors, officers, employees, agents, representatives, financiers, advisers and related bodies corporate comply in all respects with the recipient’s obligations under clause 9.1.

10	Notices

10.1	How and where Notices may be sent

A notice or other communication under this deed (Notice) must be in writing and delivered by hand or sent by prepaid post or fax to a party at the address or the fax number for that party in Schedule 2 or as otherwise specified by a party by a Notice.

10.2	When Notices are taken to have been given and received

(a)	A Notice sent by post is regarded as given and received on the second Business Day following the date of postage.

(b)	A fax is regarded as given and received on production of a transmission report by the machine from which the fax was sent which indicates that the fax was sent in its entirety to the recipient’s fax number, unless the recipient informs the sender that the Notice is illegible or incomplete within 4 hours of it being transmitted.

(c)	A Notice delivered or received other than on a Business Day or after 4.00pm (recipient’s time) is regarded as received at 9.00am on the following Business Day and a Notice delivered or received before 9.00am (recipient’s time) is regarded as received at 9.00am.

11 General
11	General

11.1	Governing law and jurisdiction

(a)	This deed is governed by the law in force in New South Wales.

(b)	Each party irrevocably submits to the nonexclusive jurisdiction of courts exercising jurisdiction in New South Wales.

11.2	Invalidity and enforceability

(a)	If any provision of this deed is invalid under the law of any jurisdiction the provision is enforceable in that jurisdiction to the extent that it is not invalid, whether it is in severable terms or not.

(b)	Clause 11.2(a) does not apply where enforcement of the provision of this deed in accordance with clause 11.2(a) would materially affect the nature or effect of the parties’ obligations under this deed.

11.3	Waiver

(a)	Failure to exercise or enforce, a delay in exercising or enforcing, or the partial exercise or enforcement of any right, power or remedy provided by law or under this agreement by any party does not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement, of that or any other right, power or remedy provided by law or under this agreement.

(b)	Any waiver or consent given by any party under this agreement is only effective and binding on that party if it is given or confirmed in writing by that party.

(c)	No waiver of a breach of any term of this agreement operates as a waiver of another breach of that term or of a breach of any other term of this agreement.

11.4	Variation

A variation of any term of this deed must be in writing and signed by the parties.

11.5	Assignment of rights

Except as specifically contemplated in this deed, neither party may assign or novate this deed or any right, benefit, obligation under this deed or otherwise permit a third party to be substituted for it under this deed without the prior written consent of the other party (which consent may be withheld in the absolute discretion of that other party).

11.6	Further action to be taken at each party’s own expense

Each party must, at its own expense, do all things and execute all documents necessary to give full effect to this deed and the transactions contemplated by it.

11 General
11.7	Entire agreement

This deed states all the express terms of the agreement between the parties in respect of its subject matter. It supersedes all prior discussions, negotiations, understandings, arrangements and agreements, express or implied in respect of its subject matter.

11.8	No reliance

Neither party has relied on any statement by the other party not expressly included in this deed.

11.9	Damages

The Grantor acknowledges that monetary damages alone would not be adequate compensation to Coeur for breach by the Grantor of clause 2 and that Coeur is entitled to seek an injunction from a court of competent jurisdiction if:

(a)	the Grantor fails to comply or threatens to fail to comply with clause 2; or

(b)	Coeur has reason to believe the Grantor will not comply with clause 2.

11.10	Counterparts

This deed may be executed in any number of counterparts.

Schedule 1
Option Notice

To: Promin Mining Services Pty Limited

1	General

Any term used in this Option Notice which is defined in the deed dated 3 May 2007 between Promin Mining Services Pty Limited (Grantor) and Coeur d’Alene Mines Corporation (Coeur) has the same meaning as in that deed.

2	Exercise

Under clause 2 of the deed, Coeur gives notice that it exercises the Call Option and requires the Grantor to sell all the Option Shares to Coeur/[insert name of Nominee].

3	Completion

The Completion Date is [insert date] and Completion is to take place at [insert time] on the Completion Date at the address set out below:
[Insert address at which completion will take place]

date

sign here ▶

print name

Schedule 2
Notice details

Grantor	Promin Mining Services Pty Limited

Address	30 Thompson Street Mosman NSW 2088

Attention	Kenneth M Phillips

Phone	+61 2 9969 5588

Fax	+61 2 9969 6255

Email	kenrock@bigpond.net.au

Coeur	Coeur d’ Alene Mines Corporation

Address	505 Front Ave, Coeur d’Alene ID 83814

Attention	Company Secretary

Phone

Fax	+ 1 (208) 667 2213

Email

Nominee

Address

Attention

Phone

Fax

Email

Signing page

Executed as a deed

Signed sealed and delivered by
Promin Mining Services Pty Limited by

sign here ▶	/s/ Pauline Phillips

Company Secretary/Director

print name	Pauline Phillips

sign here ▶	/s/ Kenneth M. Phillips

Director

print name	Kenneth M. Phillips

Signed sealed and delivered by
Coeur d’ Alene Mines Corporation
by

sign here ▶	/s/ Dennis E. Wheeler

Chief Executive Officer

print name	Dennis E. Wheeler